UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2012
Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.
As previously disclosed, on May 25, 2012, Molycorp, Inc., a Delaware corporation (the “Company”), issued $650 million aggregate principal amount of its 10% Senior Secured Notes due 2020 (the “Senior Notes”) pursuant to the terms of an indenture (the “Indenture”) among the Company, the guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Senior Notes were sold in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”).
In connection with the issuance of the Senior Notes, the Company entered into a registration rights agreement dated May 25, 2012 (the “Registration Rights Agreement”) among the Company, the Guarantors and the initial purchasers of the Senior Notes. Under the Registration Rights Agreement, the Company and the Guarantors agreed, among other things, to (i) file an exchange offer registration statement (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the Senior Notes and the guarantees thereof within 180 days after May 25, 2012, (ii) use all commercially reasonable efforts to have such Exchange Offer Registration Statement declared effective by the SEC within 270 days after May 25, 2012 and (iii) use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to be effective continuously, to keep each exchange offer open for a period of not less than 30 days and cause the exchange offer to be consummated no later than the 40th day after the Exchange Offer Registration Statement is declared effective by the SEC.
Each of the material domestic direct and indirect wholly-owned subsidiaries of the Company (the “Guarantor Subsidiaries”) has fully and unconditionally guaranteed, on a joint and several basis, to pay principal, premium and interest with respect to the Senior Notes. Each of the Guarantor Subsidiaries is “100% owned” as defined by Rule 3-10(h)(1) of Regulation S-X.
In connection with the filing of the Exchange Offer Registration Statement, the unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 (the "Form 10-Q") are being updated to provide the following condensed consolidating financial statements:

•	condensed consolidating balance sheets as of September 30, 2012 and as of December 31, 2011;

•	condensed consolidating statements of operations and comprehensive income for the three and nine months ended September 30, 2012 and 2011; and

•	condensed consolidating statements of cash flows for the nine months ended September 30, 2012 and 2011.
Accordingly, included in Exhibit 99.1 and incorporated herein by reference is the updated "Item 1 - Financial Statements" section of the Form 10-Q. Except for such condensed consolidated financial statements, the “Item 1 - Financial Statements” section of the Form 10-Q is not being updated in any respect.

In addition, the audited consolidated financial statements for the fiscal year ended December 31, 2011 included in the Company's Current Report on Form 8-K filed on August 16, 2012, which updated the audited consolidated financial statements included in the Company's Annual Report on Form10-K for the year ended December 31, 2011 (the "Form 10-K"), are being updated to provide updated liquidity disclosure, updated operating segment information and the following condensed consolidating financial statements:

•	condensed consolidating balance sheets as of December 31, 2011 and 2010;

•	condensed consolidating statements of operations and comprehensive income for the years ended December 31, 2011, 2010 and 2009; and

•	condensed consolidating statements of cash flows for the the years ended December 31, 2011, 2010 and 2009.
Accordingly, included in Exhibit 99.2 and incorporated herein by reference are the updated "Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 8 - Financial Statements and Supplementary Data" sections of the Form 10-K. Except for such updated liquidity disclosure, updated operating segment information and condensed consolidating financial statements, the “Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 - Financial Statements and Supplementary Data” sections of the Form 10-K are not being updated in any respect.
The Company is also providing in this Current Report on Form 8-K an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012, and an updated unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, in each case giving effect to the acquisition of Neo

Material Technologies Inc. and the issuance of the Senior Notes as if they had occurred on January 1, 2011. Such pro forma financial information is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits
Exhibit Number    Description
23.1    Consent of PricewaterhouseCoopers LLP
99.1    Update to Selected Item of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012
99.2    Update to Selected Items of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011
99.3    Pro forma financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Chief Financial Officer

Date: November 21, 2012

EXHIBIT INDEX
Exhibit Number    Description
23.1    Consent of PricewaterhouseCoopers LLP
99.1    Update to Selected Item of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012
99.2    Update to Selected Items of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011
99.3    Pro forma financial information